                                                                    Exhibit 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Distribution Date of:                                      15-Jan-02
Determined as of:                                          09-Jan-02
For the Monthly Period Ending:                             31-Dec-01
Days in Interest Period (30/360)                                  30
Days in Interest Period (Actual/360)                              29

                                                    Beginning                  Ending                    Change
                                                    ---------                  ------                    -------
Pool Balance (Principal)                            3,282,157,127.14           3,316,356,201.78          34,199,074.64
Excess Funding Account                                          0.00                       0.00                   0.00

Invested Amount                                       500,000,000.00             500,000,000.00                   0.00
Class A Invested Amount                               465,000,000.00             465,000,000.00                   0.00
Class B Invested Amount                                35,000,000.00              35,000,000.00                   0.00

Principal Funding Account                                       0.00                       0.00                   0.00

Adjusted Invested Amount                              500,000,000.00             500,000,000.00                   0.00
Class A Adjusted Invested Amount                      465,000,000.00             465,000,000.00                   0.00
Class B Adjusted Invested Amount                       35,000,000.00              35,000,000.00                   0.00
Enhancement Invested Amount                                     0.00                       0.00                   0.00

Reserve Account                                                 0.00                       0.00                   0.00

Available Cash Collateral Amount                       50,000,000.00              50,000,000.00                   0.00
Available Shared Collateral Amount                     50,000,000.00              50,000,000.00                   0.00
Spread Account                                          5,000,000.00               5,000,000.00                   0.00

Servicing Base Amount                                 500,000,000.00             500,000,000.00                   0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                        15.23%
Principal Allocation Pct                                       15.23%
Class A Floating Pct                                           93.00%
Class B Floating Pct                                            7.00%
Class A Principal Pct                                          93.00%
Class B Principal Pct                                           7.00%

                                                          Series
Allocations                                Trust          1996-A                      Class A            Class B
-----------                          ------------------------------------------------------------------------------
Principal Collections                 371,239,746.01   56,554,231.23              52,595,435.02        3,958,796.21

Finance Charge Collections             55,452,496.81    8,447,568.90               7,856,239.07          591,329.83
PFA Investment Proceeds                          N/A            0.00                       0.00                0.00
Reserve Account Draw                             N/A            0.00                       0.00                0.00
 Less: Servicer Interchange                               520,833.33                 484,375.00           36,458.33
                                                       -------------              -------------        ------------
Available Funds                                         7,926,735.57               7,371,864.07          554,871.50

Monthly Investor Obligations
----------------------------
Monthly Interest                                          855,653.06                 792,479.74           63,173.32
Monthly Servicing Fee                                     104,166.67                  96,875.00            7,291.67
Defaulted Amounts                      20,243,944.89    3,083,939.03               2,868,063.30          215,875.73
                                                       -------------              -------------        ------------
Total Obligations                                       4,043,758.76               3,757,418.04          286,340.72

Excess Spread                                           4,098,852.54               3,614,446.03          484,406.51
Required Amount                                                 0.00                       0.00                0.00

1 Mo. Libor Rate                            1.895630%
----------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                   25,173.61
Interest on CCA Draw                                                                       0.00
                                                                                      ---------
Monthly Cash Collateral Fee                                                           25,173.61

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series 1996-A

Cash Collateral Account (continued)
-----------------------------------
Quarterly Excess Spread Percentage                                            9.34%
Principal Payment Rate - 3 month average                                     11.32%
Calculated Current Month's Spread Account Cap                                 1.00%
Spread Account Cap Adjustment                                                 0.00%
Applicable Spread Account Cap Percentage                                      1.00%
Beginning Cash Collateral Amount                                     50,000,000.00
Required Cash Collateral Amount                                      50,000,000.00
Cash Collateral Account draw                                                  0.00
Cash Collateral Account Surplus                                               0.00
Beginning Spread Account Balance                                      5,000,000.00
Required Spread Account Amount                                        5,000,000.00
Required Spread Account Draw                                                  0.00
Required Spread Account Deposit                                               0.00
Spread Account Surplus                                                        0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                            0
Controlled Accumulation Amount                                       46,500,000.00
Required PFA Balance                                                          0.00
Beginning PFA Balance                                                         0.00
Controlled Deposit Amount                                                     0.00
Available Investor Principal Collections                             59,638,170.26
Principal Shortfall                                                           0.00
Shared Principal to Other Series                                     59,638,170.26
Shared Principal from Other Series                                            0.00
Class A Monthly Principal                                                     0.00
Class B Monthly Principal                                                     0.00
Monthly Principal                                                             0.00
PFA Deposit                                                                   0.00
PFA Withdrawal                                                                0.00
Ending PFA Balance                                                            0.00
Principal to Investors                                                        0.00
Ending Class A Invested Amount                                      465,000,000.00
Ending Class B Invested Amount                                       35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                         9.97%
Revolving Investor Interest                                         500,000,000.00
Class A Invested Amount                                             465,000,000.00
Available Principal                                                  49,833,386.79
Class A Accumulation Period Length                                              10

Reserve Account
---------------
Available Reserve Account Amount                                              0.00
Covered Amount                                                                0.00
Reserve Draw Amount                                                           0.00
Portfolio Yield                                                              13.84%
Reserve Account Factor                                                       83.33%
Portfolio Adjusted Yield                                                      9.04%
Reserve Account Funding Period Length                                            3
Reserve Account Funding Date                                             15-Mar-02
Weighted Average Coupon                                                       2.05%
Required Reserve Account Amount                                               0.00
Reserve Account Surplus                                                       0.00
Required Reserve Account Deposit                                              0.00
Portfolio Yield - 3 month average                                            13.59%
Base Rate - 3 month average                                                   4.45%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                             9.14%

* Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.